Exhibit 10.36

Ocuphire Pharma, Inc.

FIRST AMENDMENT TO 2018 EQUITY INCENTIVE PLAN

This First Amendment to 2018 Equity Incentive Plan (this “Amendment”) is made effective as of December 23, 2019 (the “Effective Date”).

Background

Whereas, the Board of Directors (the “Board”) and the stockholders (the “Stockholders”) of Ocuphire Pharma, Inc., a Delaware corporation (the “Company”), have previously approved and adopted the Ocuphire Pharma, Inc. 2018 Equity Incentive Plan (the “Plan”); and

Whereas, the Board and the Stockholders have approved an amendment to the Plan, as provided herein.

Now, Therefore, the Plan is hereby amended as follows:

Terms and Conditions

1.             Amendment to Section 3(a). As of the Effective Date, the first sentence of Section 3(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards beginning on the Effective Date shall not exceed 1,175,000 shares (the “Share Reserve”).”

2.             Amendment to Section 3(c). As of the Effective Date, Section 3(c) of the Plan is hereby deleted in its entirety and replaced with the following:

“(c)      Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments and notwithstanding any other provision of this Section 3, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be the Share Reserve.”

3.             Construction. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Plan. The terms of this Amendment amend and modify the Plan as if fully set forth therein. If there is any conflict between the terms, conditions and obligations of this Amendment and the Plan, this Amendment’s terms, conditions and obligations shall control. All other provisions of the Plan not specifically modified by this Amendment are preserved.

4.             Electronic Signature. This Amendment may be executed and delivered by facsimile or other means of electronically imaging a signature.

In Witness Whereof, this First Amendment to 2018 Equity Incentive Plan is made effective as of the date first set forth above.

THE COMPANY:

Ocuphire Pharma, Inc.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: Chief Executive Officer and President

Signature Page to

First Amendment to 2018 Equity Incentive Plan